UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012

VIASYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15755	75-2668620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 South Hanley Road St. Louis, MO	63105
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (314) 727-2087

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On May 18, 2012, Viasystems Group, Inc. (“Viasystems”) and DDi Corp. (“DDi”) issued a joint press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the proposed merger of Victor Merger Sub Corp., a wholly-owned subsidiary of Viasystems, with and into DDi, pursuant to which DDi will become a wholly-owned subsidiary of Viasystems. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Joint press release dated May 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.

Dated: May 18, 2012	/s/ Christopher R. Isaak
Christopher R. Isaak
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release dated May 18, 2012